UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: FreshAChoice,]Inc                         Case No.         04-54318 (ASW)
                                                                ----------------
       485 Cochrane Circle
       Morgan Hill, CA 95037                     CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)
-------------------------------

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED: 10/03/04  (1)                       PETITION DATE: 07/12/04
                    --------                                           --------

1.     Debtor in possession (or trustee) hereby submits this Monthly Operating
       Report on the Accrual Basis of accounting (or if checked here _____ the
       Office of the U.S. Trustee or the Court has approved the Cash Basis of
       Accounting for the Debtor).
       Dollars reported in$1
                                                     End of Current      End of Prior        As of Petition
2.     Asset and Liability Structure                     Month               Month               Filing
                                                         -----               -----               ------
       a.  Current Assets                           $     7,013,514     $     7,275,576
                                                    -----------------   ----------------
       b.  Total Assets                             $    23,320,210     $    23,772,691      $    22,899,629
                                                    -----------------   ----------------     ----------------
       c.  Current Liabilities                      $     6,436,066     $     5,178,983
                                                    -----------------   ----------------
       d.  Total Liabilities                        $    21,205,966     $    21,102,802      $    19,707,707
                                                    -----------------   ----------------     ----------------

3.     Statement of Cash Receipts & Disbursements     Current Month       Prior Month            Cumulative
                                                                                                Case to Date
       a. Total Receipts                            $     5,345,847     $     5,919,007      $    17,188,354
                                                    -----------------   ----------------     ----------------
       b. Total Disbursements                       $     5,469,159     $     5,662,600      $    15,988,816
                                                    -----------------   ----------------     ----------------
       c. Excess (Deficiency) of Receipts           $      (123,312)    $       256,407      $    61,199,538
           Over Disbursements (a - b)               -----------------   ----------------     ----------------
       e. Cash Balance Beginning of Month           $     2,647,325     $     2,390,918
                                                    -----------------   ----------------
       f. Cash Balance End of Month (c + d)         $     2,524,013     $     2,647,325
                                                    -----------------   ----------------

                                                      Current Month       Prior Month            Cumulative
4.     Profit/(Loss) from the Statement                                                         Case to Date
        of Operations                               $      (567,959)     $     (792,003)      $   (4,582,007)
                                                    -----------------    ----------------     ----------------
5.     Account Receivables                          $       167,791      $      159,237
        (Pre and Post Petition)                     -----------------    ---------------
6.     Post-Petition Liabilities                    $     8,327,338      $    5,132,499
                                                    -----------------    ---------------
7.     Past Due Post-Petition Account               $           -        $         -
        Payables (over 30 days)                     -----------------    ---------------



At the end of this reporting month:                                                           Yes                  No
                                                                                              ---                  --
8.     Have any payments been made on pre-petition debt, other than payments
       in the normal course to secured creditors or lessors? (if yes, attach                   X
       listing including date of payment, amount of payment and name of payee)          ----------------     ----------------
       (see note 2)

9.     Have any payments been made to professionals?  (if yes, attach                                               X
       listing including date of payment, amount of payment and name of payee)          ----------------     ----------------

10.    If the answer is yes to 8 or 9, were all such payments approved                         X
        by the court?                                                                   ----------------     ----------------

11.    Have any payments been made to officers, insiders, shareholders, relatives?             X
        (if yes, X attach listing including date of payment, amount and reason          ----------------     ----------------
         for payment, and name of payee)

12.    Is the estate insured for replacement cost of assets and for                            X
        general liability? X                                                            ----------------     ----------------

13.    Are a plan and disclosure statement on file?                                                                     X
                                                                                        ----------------     ----------------
14.    Was there any post-petition borrowing during this reporting period?                                              X
                                                                                        ----------------     ----------------

15.    Check if paid: Post-petition taxes; X            U.S. Trustee Quarterly Fees
                                          ---                                       ---
       Check if filing is current for: Post-petition tax reporting and tax returns   X
                                                                                    ---



       (Attach  explanation if post-petition taxes or U. S. Trustee Quarterly
        Fees are not paid , or tax return filings are not current.) U.S. Trustee Quarterly Fees are not due until October 2004.

Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from September 6, 2004 through October 3, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:       10/22/04                    By:     /s/ David Pertl
       -------------------                      --------------------------------
                                                David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)

                For the Month Ended                             10/03/04
                                                                ----------------

                       Current Month                                                                    Cumulative      Next Month
------------------------------------------------------                                                  Case to Date     Forecast
        Actual          Forecast        Variance                                                        --------------------------
        ------          --------        --------                Revenues:
    $4,913,379        $4,814,177       $  99,202                1  Gross Sales                          $15,875,189     $4,806,039
------------------------------------------------------                                                  --------------------------
                                       $     -                  2  less: Sales Returns & Allowances
------------------------------------------------------                                                  --------------------------
    $4,913,379        $4,814,177       $  99,202                3  Net Sales                            $15,875,189     $4,806,039
------------------------------------------------------                                                  --------------------------
    $2,981,328        $2,811,692       $(169,636)               4  less: Cost of Goods                  $ 9,172,093     $2,938,657
------------------------------------------------------              Sold  (Note 1)(Schedule 'B')        --------------------------
    $1,932,051        $2,002,485       $ (70,434)               5  Gross Profit                         $ 6,703,096     $1,904,317
------------------------------------------------------                                                  --------------------------
    $   -             $    -           $   -                    6  Interest                             $       -       $       -
------------------------------------------------------                                                  --------------------------
                      $    -           $   -                    7  Other Income:                        $       316     $       -
------------------------------------------------------                                                  --------------------------
                                       $   -                    8
------------------------------------------------------            --------------                        --------------------------
    $   -                              $   -                    9
------------------------------------------------------            --------------                        --------------------------
    $1,932,051        $2,002,485       $ (70,434)               10  Total Revenues                      $ 6,703,412     $1,904,317
------------------------------------------------------                                                  --------------------------
                                                                 Expenses:

    $   77,631        $   80,406       $   2,775                11  Compensation to Owner(s)/Officer(s) $   225,856     $   80,406
------------------------------------------------------                                                  --------------------------
    $  129,401        $  173,885       $  44,484                12   Salaries                           $   415,679     $  144,083
------------------------------------------------------                                                  --------------------------
    $   -                              $   -                    13   Commissions                        $       -
------------------------------------------------------                                                  --------------------------
    $   17,650                         $ (17,650)               14   Contract Labor                     $    49,350
------------------------------------------------------                                                  --------------------------
                                                                 Rent/Lease:
    $   -                              $   -                    15  Personal                            $    34,751
------------------------------------------------------                                                  --------------------------
    $  735,930        $  779,171       $  43,241                16  Real Property (See Note 2)          $ 2,217,000     $  794,069
------------------------------------------------------                                                  --------------------------
    $   48,320                         $ (48,320)               17  Insurance                           $   146,118
------------------------------------------------------                                                  --------------------------
    $   58,539                         $ (58,539)               18  Management Fees                     $   189,045
------------------------------------------------------               (Credit Cd. Processing)            --------------------------
    $  193,265        $  225,687       $  32,422                19  Depreciation & Amortization         $   605,915     $  190,492
------------------------------------------------------                                                  --------------------------
                                                                      Taxes:                            --------------------------
------------------------------------------------------
    $   10,202                         $ (10,202)               20  Employer Payroll Taxes              $   172,920
------------------------------------------------------                                                  --------------------------
    $   45,022                         $ (45,022)               21  Real Property Taxes                 $   134,752
------------------------------------------------------                                                  --------------------------
    $    3,938                         $  (3,938)               22  Other Taxes                         $    10,934
------------------------------------------------------                                                  --------------------------
    $  205,093        $  161,439       $ (43,654)               23  Advertising                         $   661,701     $  195,386
------------------------------------------------------                                                  --------------------------
    $   26,242        $  153,864       $ 127,622                24  G&A                                 $   155,969     $  131,760
------------------------------------------------------                                                  --------------------------
    $   19,922        $   63,902       $  43,980                25  Interest                            $   100,289     $   63,892
------------------------------------------------------                                                  --------------------------
    $   19,159                         $ (19,159)               26  Other Expenses:                     $    72,767
------------------------------------------------------               Legal fees & Audit                 --------------------------
    $   34,887                         $ (34,887)               27  Professional Fees                   $    91,779
------------------------------------------------------                                                  --------------------------
    $    8,509                         $  (8,509)               28  Travel Expenses/Meals/Ent           $    31,013
------------------------------------------------------                                                  --------------------------
    $    8,870                         $  (8,870)               29  Storage                             $    27,130
------------------------------------------------------                                                  --------------------------
    $  243,011        $  190,196       $ (52,815)               30  Others (See Note 3)                 $   625,138     $  324,513
------------------------------------------------------                                                  --------------------------
    $  275,731        $  323,742       $  48,011                31  Utilities                           $   867,448     $  271,980
------------------------------------------------------                                                  --------------------------
    $  101,476        $  100,787       $    (689)               32  Repairs & Maintenance               $   338,161     $  100,787
------------------------------------------------------                                                  --------------------------
    $      906                         $    (906)               33  License & Permits                   $    13,204
------------------------------------------------------                                                  --------------------------
                      $   53,007       $  53,007                34  CAPEX                               $    53,007
------------------------------------------------------                                                  --------------------------
    $2,263,704        $2,306,086       $  42,382                35  Total Expenses                      $ 7,186,919     $2,297,368
------------------------------------------------------                                                  --------------------------
    $ (331,653)       $ (303,601)      $ (28,052)               36  Subtotal                            $  (483,507)    $(393,051)
------------------------------------------------------                                                  --------------------------
                                                                      Reorganization Items:             --------------------------
    $ (234,935)       $ (200,000)      $  34,935                37   Professional Fees                  $  (635,243)    $(235,000)
------------------------------------------------------                                                  --------------------------
    $   -             $    -           $   -                    38  Provisions for Rejected             $       -       $       -
------------------------------------------------------               Executory Contracts                --------------------------
    $   -             $    -           $   -                    39  Interest Earned on Accumulated      $       -       $       -
------------------------------------------------------                Cash from Resulting Chp 11 Case   --------------------------
    $   (1,371)       $    -           $  (1,371)               40  Gain or (Loss) from                 $    (1,083)    $       -
------------------------------------------------------                Sale of Equipment                 --------------------------
    $   -             $    -           $   -                    41  U.S. Trustee Quarterly Fees         $       -       $       -
------------------------------------------------------                                                  --------------------------
    $   -             $    -           $   -                    42  Store Closure Expenses & Asset      $(3,462,174)    $       -
------------------------------------------------------               Impairment Expenses (See Note 4)   --------------------------
    $ (236,306)       $ (200,000)      $ (36,306)               43  Total Reorganization Items          $(4,098,500)    $(235,000)
------------------------------------------------------                                                  --------------------------
    $ (567,959)       $ (503,601)      $ (64,358)               44  Net Profit (Loss) Before            $(4,582,007)    $(628,051)
------------------------------------------------------               Federal & State Taxes              --------------------------
                                       $   -                    45  Federal & State Income Taxes
------------------------------------------------------                                                  --------------------------
    $ (567,959)       $ (503,601)      $ (64,358)               46  Net Profit (Loss)                   $(4,582,007)    $(628,051)
======================================================                                                  ==========================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                 October 3, 2004

Notes:

(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2)     Real Property                    Amount
                                        -------
        Rent Expense                    588,698
        Common Ground Maintenance       147,232
                                        -------
        Total                           735,930

(3)     Other Admin                      Amount
                                        -------
        Deposits Over/Short             387
        Cash Over                       -1,103
        Cash Short                      1,975
        Freight, Express, Cartage       3,967
        Services                        79,093
        Supplies                        115,448
        Misc. Operating Expense         1,090
        Auto Related Expense            6,669
        Bank Charges                    8,587
        Penalties & Late fees           595
        Payroll Processing Fees         4,776
        Real Time Fee                   5,216
        Recruiting                      2,861
        Management Trainging &          13,450
         Development                    -------
        Total                           243,011


                                  BALANCE SHEET
                             (General Business Case)

                For the Month Ended             10/03/04
                                                --------

     Assets
                                                        From Schedules          Market Value(1)
                                                        -------------           ----------------
        Current Assets
  1         Cash and cash equivalents - unrestricted                            $2,524,013
                                                                                ----------------
  2         Cash and cash equivalents - restricted                              ----------------
  3         Accounts receivable (net)                           A               $167,791
                                                                                ----------------
  4         Inventory                                           B               $371,911
                                                                                ----------------
  5         Prepaid expenses                                                    $459,481
                                                                                ----------------
  6         Professional retainers                                              ----------------
  7         Other:Asset Held for Sale                                           $3,490,318
                  -------------------                                           ----------------
  8         -------------------------                                           ----------------
  9                     Total Current Assets                                    $7,013,514
                                                                                ----------------

        Property and Equipment (Market Value)

 10         Real property                                       C               $2,550,191
                                                                                ----------------
 11         Machinery and equipment                             D               $2,724,290
                                                                                ----------------
 12         Furniture and fixtures                              D               $2,639,081
                                                                                ----------------
 13         Office equipment                                    D               $52,740
                                                                                ----------------
 14         Leasehold improvements                              D               $7,255,430
                                                                                ----------------
 15         Vehicles                                            D               $10,876
                                                                                ----------------
 16         Other:-----------------------------                 D               ----------------
 17         -----------------------------------                 D               ----------------
 18         -----------------------------------                 D               ----------------
 19         -----------------------------------                 D               ----------------
 20         -----------------------------------                 D               ----------------

 21               Total Property and Equipment                                  $15,232,608
                                                                                ----------------
        Other Assets

 22         Loans to shareholders                                               ----------------
 23         Loans to affiliates                                                 ----------------
 24         Deposits (See Note 4)                                               $904,823
            -----------------------------------                                 ----------------
 25         Intangible                                                          $169,265
            -----------------------------------                                 ----------------
 26         -----------------------------------                                 ----------------
 27         -----------------------------------                                 ----------------

 28               Total Other Assets                                            $1,074,088
                                                                                ----------------
 29               Total Assets                                                  $23,320,210
                                                                                ================
     NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals;
familiarity with comparable market prices, etc.) and the date the value was determined.



                             Liabilities and Equity
                             (General Business Case)

     Liabilities From Schedules

             Post-Petition
                     Current Liabilities

  30    Accrued salaries and wages                                              $1,358,301
                                                                                ------------------
  31    Payroll taxes                                                           ------------------
  32    Real and personal property taxes                                        ------------------
  33    Income taxes                                                            ------------------
  34    Sales taxes payable                                                     $558,047
                                                                                ------------------
  35    Notes payable (short term)                                              ------------------
  36    Accounts payable (trade)                         A                      $817,313
                                                                                ------------------
  37    Real property lease arrearage                                           ------------------
  38    Personal property lease arrearage                                       ------------------
  39    Accrued professional fees                                               $425,406
                                                                                ------------------
  40    Current portion of long-term post-petition debt (due within 12 months)  ------------------

  41    Other:       Other Accrued Expense (Note 2)                             $3,276,989
                     -----------------------------                              ------------------
  42    ------------------------------------------                              ------------------
  43    ------------------------------------------                              ------------------
  44    Total Current Liabilities                                               $6,436,066
                                                                                ------------------
  45    Long-Term Post-Petition Debt, Net of Current Portion                    $1,891,272
                                                                                ------------------
  46    Total Post-Petition Liabilities                                         $8,327,338
                                                                                ------------------
     Pre-Petition Liabilities (allowed amount)

  47    Secured claims                                   F                      $4,793,994
                                                                                ------------------
  48    Priority unsecured claims                        F                      $725,139
                                                                                ------------------
  49    General unsecured claims                         F                      $2,760,642
                                                                                ------------------
  53    Other Accrued Expense (Note 2)                                          $4,488,872
                                                                                ------------------
        Long Term Liabilities (Note 3)                                          $109,981
                                                                                ------------------
  55    Total Pre-Petition Liabilities                                          $12,878,628
                                                                                ------------------
  56    Total Liabilities                                                       $21,205,966
                                                                                ------------------
        Equity (Deficit)

  57    Retained Earnings/(Deficit) at time of filing                           $(41,222,568)
                                                                                ------------------
  58    Common/Preferred Stock                                                  $5,181,222
                                                                                ------------------
  59    Additional paid-in capital                                              $42,737,597
                                                                                ------------------
  60    Cumulative profit/(loss) since filing of case                           $(4,582,007)
                                                                                ------------------
  61    Post-petition contributions/(distributions) or (draws)                  ------------------
  62    Market value adjustment                                                 ------------------
  63    Total Equity (Deficit)                                                  $2,114,244
                                                                                ------------------
  64 Total Liabilities and Equity (Deficit)                                     $23,320,210
                                                                                ==================


                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                 October 3, 2004


Note:
-----

   Book value.

   The following is a list of Other Accrued                 Pre & Post-    Pre-    Post-Petition
    Expenses:                                               Petition     Petition
                                                       -----------------------------------------
   23010 Workers' Comp Payable                                 967,394          -       967,394
   23030 Accrued Credit Card Proc Fees                          13,903          -        13,903
   23040 Accrued Bank Charges                                   16,348          -        16,348
   23050 Gift Certificate Allowance                            568,641          -       568,641
   23070 Food Credit Liability                                 388,238          -       388,238
   23080 Mngmnt Training & Development                                                        -
   23110 Accrued Payroll Processing Fee                          3,502          -         3,502
   23120 Closed Restaurants Payable  (502(b)(6))estimate     3,853,914  3,853,914             -
   23125-6 Accrued Rent                                        698,267    304,675       393,592
   23130 Other Accrued Liabilities                             108,478          -       108,478
   23140 Accrued Fees-Finance                                    7,589          -         7,589
   23150 Accrued Fees-Legal                                     67,061          -        67,061
   23170 Accrued Fees-Audit                                     16,918          -        16,918
   23180 Accrued Fees-Tax                                       14,166          -        14,166
   23200 Accrued Fees-Employee Litigation                       18,000     18,000             -
   23210 Accrued Fees-Executive                                 22,832          -        22,832
   23225 Accrued Auto                                            2,933          -         2,933
   23240 Accrued Health Insurance-GW                            37,624          -        37,624
   23250 Accrued Insurance                                      22,049          -        22,049
   23300 Advertising Accrual                                   166,710          -       166,710
   23350 Interest Payable - Loc                                 30,883     11,670        19,213
   23360 Interest Payable                                       35,370     21,101        14,269
   23390 Accrued Janitorial Expense                                (73)         -           (73)
   23400 Accrued Utilities                                     422,399     92,457       329,942
   23410 Accrued Property Taxes                                263,873    132,399       131,474
   23420 Accrued Cam                                            18,852     54,656       (35,804)
                                                       -----------------------------------------
   Total Other Accrued Expenses                             $7,765,871 $4,488,872    $3,276,999


                                                           Combined Amount
   The following is a list of Long Term Liabilities        Pre & Post-     Pre-    Post-Petition
                                                            Petition     Petition
                                                       -----------------------------------------

   24320 Deferred Rent                                       1,505,034          -     1,505,034
   24340 Deferred Gain On Sale                                 161,423          -       161,423
   24350 Other Non-Current Liabilities                         225,155          -       225,155
   24390 Notes Payable-Long Term                               109,641    109,981          (340)
   24400 Capital Lease-Long Term                                     -          -             -
                                                       -----------------------------------------
   Total Long Term Liabilities                              $2,001,253    109,981     1,891,272

   Deposits                    Amount
                        -------------

   Rent Deposit               186,356
   Alcohol Deposit              8,000
   Other Deposit              668,610
   Utility Deposit             41,858
                        -------------
   Total Deposit              904,824


Fresh Choice, Inc.
Payments to Officers
Period 10, 2004


                              Date                 Gross        Car Allowance       Total
-----------------------------------------------------------------------------------------------

Jefferson, Everett  September 10 & 24, 2004        $24,423.06               -       $24,423.06

Pertl, David        September 10 & 24, 2004        $14,461.52        1,107.69       $15,569.21

O'Shea, Tim         September 10 & 24, 2004        $15,384.60        1,384.62       $16,769.22

Miller, Joan        September 10 & 24, 2004         $9,615.38        1,107.69       $10,723.07

Freedman, Tina      September 10 & 24, 2004         $9,038.46        1,107.69       $10,146.15

-----------------------------------------------------------------------------------------------

Total                                              $72,923.02        4,707.69       $77,630.71
===============================================================================================


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable


                                                 Accounts Receivable Accounts Payable   Past Due
Receivables and Payables Agings                   (Pre and Post-     (Post            Post Petition
 Agings                                              petition)     -petition)             Debt
                                                   ---------------- ------------   --------------
   0 -30 Days                                             $167,791   $  817,313
                                                   ---------------- ------------
   31-60 Days
                                                   ---------------- ------------
   61-90 Days                                                                                 $0
                                                                    ------------   --------------
   91+ Days
                                                   ---------------- ------------
   Total accounts receivable/payable-(see note 1)         $167,791   $  817,313
                                                   ---------------- ============
   Allowance for doubtful accounts                 ----------------
   Accounts receivable (net)                              $167,791
                                                   ================

                                           Schedule B
                                  Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                 Cost of Goods Sold
----------------------------------                 ------------------

                                 Inventory(ies)    Inventory Beginning of Month
                                   Balance at
                                  End of Month                                          $400,105
                                                                                   ==============
                                                   Add -
   Retail/Restaurants                                Net purchase
    -                                                                                 $1,181,183
                                                                                   --------------
     Product for resale                $371,329      Direct labor                     $1,771,951
                             -------------------                                   --------------
                                                     Manufacturing overhead        --------------
   Distribution -                                    Freight in                    --------------
     Products for resale                             Other:                                   $0
                             -------------------                                   --------------
                                                                                              $0
                                                   -----------------------------   --------------
   Manufacturer -                                  -----------------------------   --------------
     Raw Materials           -------------------
     Work-in-progress                              Less -
                             -------------------   Inventory End of Month               $371,911
     Finished goods          -------------------                                   --------------
                                                     Shrinkage                     --------------
   Other - Explain                         $582      Personal Use
                             -------------------                                   --------------
   Uniforms
   --------------------------                        Cost of Goods Sold               $2,981,328
   --------------------------                                                      ==============
       TOTAL                           $371,911
                             ===================

   Method of Inventory Control                     Inventory Valuation Methods
   Do you have a functioning perpetual inventory   Indicate by a checkmark method of inventory used.
    system? Yes  X   No
               ------  ------
   How often do you take a complete physical       Valuation methods -
    inventory?                                         FIFO cost                ---
     Weekly          --                                LIFO cost                ---
     Monthly         X                                 Lower of cost or
                     --                                 market                  ---
     Quarterly       --                                 Retail method           ---
     Semi-annually                                     Other                    X
                     --                                                         ---
     Annually        --                                  Explain

Date of last physical        October 3, 2004       Standard Cost, with updates every month before
 inventory was                                      inventory
                             -------------------   ----------------------------------------------

                                                   ----------------------------------------------
Date of next physical        October 31, 2004
 inventory is
                             -------------------   ----------------------------------------------



Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                     Schedule C
                                   Real Property


Description                                             Cost        Market Value(1)
                                                    ------------   -----------------
   Land                                                      $-                  $-
   -----------------------------------              ------------   -----------------
   Building                                          $3,839,333          $3,839,333
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(1,289,142)        $(1,289,142)
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   Total                                             $2,550,191          $2,550,191
                                                    ============   =================


                                     Schedule D
                              Other Depreciable Assets
Description                                             Cost        Market Value(1)
                                                    ------------   -----------------
Machinery & Equipment -
   Kitchen Equipment                                 $8,875,246          $8,875,246
   -----------------------------------              ------------   -----------------
   Equipment in Progress                               $394,102            $394,102
   -----------------------------------              ------------   -----------------
   Computer Equipment                                $1,603,464          $1,603,464
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(8,148,522)        $(8,148,522)
   -----------------------------------              ------------   -----------------
   Total                                             $2,724,230          $2,724,230
                                                    ============   =================
Furniture & Fixtures -
   Furniture & Fixtures                              $7,498,535          $7,498,535
   -----------------------------------              ------------   -----------------
   Construction Fixtures in Progress                    $59,898             $59,898
   -----------------------------------              ------------   -----------------
   Smallwares                                        $1,091,599          $1,091,599
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(6,010,951)        $(6,010,951)
   -----------------------------------              ------------   -----------------
   Total                                             $2,639,081          $2,639,081
                                                    ============   =================
Office Equipment -
--------------------------------------
   Office Equipment                                    $200,842            $200,842
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                          $(148,102)          $(148,102)
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   Total                                                $52,740             $52,740
                                                    ============   =================
Leasehold Improvements -
   Leasehold Improvement                            $15,012,481         $15,012,481
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(7,757,051)        $(7,757,051)
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   Total                                             $7,255,430          $7,255,430
                                                    ============   =================
Vehicles -
   Vehicles                                             $17,344             $17,344
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                            $(6,468)            $(6,468)
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   -----------------------------------              ------------   -----------------
   Total                                                $10,876             $10,876
                                                    ============   =================


Note:

(1)Book Value.



                                              Schedule E
                                     Aging of Post-Petition Taxes
                             (As of End of the Current Reporting Period)

Taxes Payable                   0-30 Days        31-60 Days     61-90 Days    91+ Days       Total
                             ----------------   ------------   ------------ ------------  ------------
Federal
     Income Tax Withholding         $186,951                                                 $186,951
                             ----------------   ------------   ------------ ------------  ------------
     FICA - Employee                                                                               $-
                             ----------------   ------------   ------------ ------------  ------------
     FICA - Employer                                                                               $-
                             ----------------   ------------   ------------ ------------  ------------
     Unemployment (FUTA)                                                                           $-
                             ----------------   ------------   ------------ ------------  ------------
     Income                                                                                        $-
                             ----------------   ------------   ------------ ------------  ------------
     Other (Attach List)                                                                           $-
                             ----------------   ------------   ------------ ------------  ------------
Total Federal Taxes                 $186,951             $-             $-           $-      $186,951
                             ----------------   ------------   ------------ ------------  ------------
State and Local
     Income Tax Withholding                                                                        $-
                             ----------------   ------------   ------------ ------------  ------------
     Unemployment (UT)                                                                             $-
                             ----------------   ------------   ------------ ------------  ------------
     Disability Insurance (DI)                                                                     $-
                             ----------------   ------------   ------------ ------------  ------------
     Empl. Training Tax (ETT)                                                                      $-
                             ----------------   ------------   ------------ ------------  ------------
     Sales                          $558,047                                                 $558,047
                             ----------------   ------------   ------------ ------------  ------------
     Excise                                                                                        $-
                             ----------------   ------------   ------------ ------------  ------------
     Real property                   $45,022                                                  $45,022
                             ----------------   ------------   ------------ ------------  ------------
     Personal property                                                                             $-
                             ----------------   ------------   ------------ ------------  ------------
     Income                                                                                        $-
                             ----------------   ------------   ------------ ------------  ------------
     Other (Attach List)                                                                           $-
                             ----------------   ------------   ------------ ------------  ------------
Total State & Local Taxes           $603,069             $-             $-           $-      $603,069
                             ----------------   ------------   ------------ ------------  ------------
Total Taxes                         $790,020             $-             $-           $-      $790,020
                             ================   ============   ============ ============  ============

                                              Schedule F
                                       Pre-Petition Liabilities
                                                                              Allowed
List Total Claims For Each Classification (1)                    Claimed     Amount (b)
                                                                  Amount
---------------------------------------------                  ------------ ------------
     Secured claims  (a)                                        $4,793,994
                                                               ------------ ------------
     Priority claims other than taxes                             $268,587
                                                               ------------ ------------
     Priority tax claims                                          $456,552
                                                               ------------ ------------
     General unsecured claims                                   $2,760,642
                                                               ------------ ------------
     (a)     List total amount of claims even it under secured.

     (b)     Estimated   amount  of  claim  to  be  allowed  after   compromise  or
             litigation.  As an example,  you are a defendant in a lawsuit alleging damage of  $10,000,000  and a proof of claim is filed in that  amount.
             You  believe  that you can settle the case for a claim of  $3,000,000.
             For Schedule F reporting  purposes you should list  $10,000,000 as the
             Claimed Amount and $3,000,000 as the Allowed Amount.


         Schedule G  -  Rental Income Information - Not applicable to General Business Cases


                                              Schedule H
                    Recapitulation of Funds Held as of 10/03/04 (Period End Date)

                                Account 1               Account 2               Account 3               Account 4
                             ----------------           ---------               ---------               ---------
Bank                         Wells Fargo                Wells Fargo             Wells Fargo             Bank of America
                             ----------------           ------------            ------------            --------------
Account Type                 Concentration              Express Sweep           BenefitsACH Pmt.        Disbursement
                             ----------------           -------------           ---------------         ------------
Account No.                  4038-832325                4038832408              4945091882              7313400466
                             ----------------           ------------            ------------            ------------
Account Purpose              General                    Investment              Payroll                 Gifs Certificates
                             ----------------           ------------            ------------            --------------
Balance, End of Month        $3,544,768                                         $12,853                 $1,558
                             ----------------           ------------            ------------            ------------


                                Account 5               Account 6               Account 7               Account
                             ----------------           ------------            ------------            ------------
Bank                         Wells Fargo                Wells Fargo             Wells Fargo             Cash in Registers
                             ----------------           ------------            ------------            --------------
Account Type                 Accounts Payable           Payroll                 Old Accounts Payable    and on hand
                             ----------------           ------------            --------------------    -----------
Account No.                  412-1020184                403-8832366             475-9621113
                             ----------------           ------------            ------------            ------------
Account Purpose              A/P ZBA                    Payroll ZBA             replaced by 412-1020184
                             ----------------           ------------            ----------------------- ------------
Balance, End of Month        $(1,043,884.00)            (2)$(88,932.00)         (2)                     $97,650
                             ----------------           ------------            ------------            ------------
Total Funds on Hand for all
 Accounts                         $2,524,013
                             ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

  2:  The negative balance reflects a timing difference.



                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                 Increase/(Decrease) in Cash and Cash Equivalents
                        For the Month Ended 10/03/04
                                           ----------

                                                         Actual        Cumulative
                                                     Current Month   (Case to Date)
                                                     --------------   -------------
   Cash Receipts
 1     Rent/Leases Collected                         --------------   -------------
 2     Cash Received from Sales                         $5,347,103     $17,191,116
                                                     --------------   -------------
 3     Interest Received                                   $(1,256)        $(2,762)
                                                     --------------   -------------
 4     Borrowings                                    --------------   -------------
       Funds from Shareholders, Partners, or Other
 5      Insiders                                     --------------   -------------
 6     Capital Contributions                         --------------   -------------
 7     ------------------------------------          --------------   -------------
 8     ------------------------------------          --------------   -------------
 9     ------------------------------------          --------------   -------------
10     ------------------------------------          --------------   -------------
11     ------------------------------------          --------------   -------------
12        Total Cash Receipts                           $5,345,847     $17,188,354
                                                     --------------   -------------
   Cash Disbursements

13     Payments for Inventory                           $3,240,908     $10,373,837
                                                     --------------   -------------
14     Selling                                             $76,063        $355,755
                                                     --------------   -------------
15     Administrative                                     $174,891        $661,182
                                                     --------------   -------------
16     Capital Expenditures                                 $3,264         $24,922
                                                     --------------   -------------
17     Principal Payments on Debt                    --------------   -------------
18     Interest Paid                                 --------------   -------------
       Rent/Lease:
19        Personal Property                          --------------   -------------
20        Real Property                                   $803,383      $1,561,844
                                                     --------------   -------------
       Amount Paid to Owner(s)/Officer(s)
21        Salaries                                         $77,631        $203,386
                                                     --------------   -------------
22        Draws                                      --------------   -------------
23        Commissions/Royalties                      --------------   -------------
24        Expense Reimbursements                           $14,538         $31,684
                                                     --------------   -------------
25        Other                                      --------------   -------------
       Salaries/Commissions (less employee
26      withholding)                                      $120,675        $258,351
                                                     --------------   -------------
27     Management Fees                               --------------   -------------
       Taxes:
28        Employee Withholding                            $257,502        $817,114
                                                     --------------   -------------
29        Employer Payroll Taxes                          $146,893        $474,150
                                                     --------------   -------------
30        Real Property Taxes                              $45,023         $92,631
                                                     --------------   -------------
31        Other Taxes Sales Taxes                         $449,849      $1,012,187
                                                     --------------   -------------
32     Other Cash Outflows:                          --------------   -------------
33        Credit Card fees                                 $58,539        $124,423
          ---------------------------------          --------------   -------------
34        Adjustment to Beginning Cash Balance                  $-         $(2,649)
          ---------------------------------------------------------   -------------
35        ---------------------------------          --------------   -------------
36        ---------------------------------          --------------   -------------
37        ---------------------------------          --------------   -------------
38        Total Cash Disbursements:                     $5,469,159     $15,988,816
                                                     --------------   -------------
39 Net Increase (Decrease) in Cash                       $(123,312)     $1,199,538
                                                     --------------   -------------
41 Cash Balance, Beginning of Period                    $2,647,325      $1,324,475
                                                     --------------   -------------
43 Cash Balance, End of Period                          $2,524,013      $2,524,013
                                                     ==============   =============
